UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 7, 2005

                               ENZO BIOCHEM, INC.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          1-09974                                      13-2866202
 (Commission File Number)                    (IRS Employer Identification No.)

                             60 EXECUTIVE BOULEVARD
                           FARMINGDALE, NEW YORK 11735
                    -----------------------------------------
                    (Address of Principal Executive Offices)

                                 (631) 755-5500
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01    OTHER EVENTS

     On June 7, 2005, Enzo Biochem, Inc. (the "Company") issued a press release announcing it will hold a conference call to discuss its fiscal 2005 third quarter results on Thursday, June 9, 2005, at 4:45 PM ET. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit No.    Description
------------   -----------

99.1           Press Release of Enzo Biochem, Inc. dated June 7, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENZO BIOCHEM, INC.


                                        By: /s/ Barry Weiner
                                        -------------------------------------
                                        Barry Weiner
                                        President and Chief Financial Officer
Dated: June 7, 2005






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                                  EXHIBIT INDEX


Exhibit No.            Description

99.1                   Press Release of Enzo Biochem, Inc. dated June 7, 2005.